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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated October 27, 1995 included in Washington Energy Company's Annual Report on Form 10-K for the year ended September 30, 1995 and to all references to our Firm included in this registration statement.

                                          ARTHUR ANDERSEN LLP

Seattle, Washington
January 31, 1996